Exhibit 33.2

February 28, 2022

KPMG LLP

200 East Randolph Dr. Suite 5500

Chicago, IL 60601

Ladies and Gentlemen:

In connection with your engagement to examine The Bank of New York Mellon’s (formerly The Bank of New York), BNY Mellon Trust of Delaware’s (formerly BNYM (Delaware)) and The Bank of New York Mellon Trust Company, N.A.’s (formerly The Bank of New York Trust Company, N.A.), (collectively, the Company) assertion of compliance, included in Management’s Assessment of Compliance with Applicable Servicing Criteria, with the servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB (Servicing Criteria) for the publicly-issued (i.e., transaction-level reporting initially required under the Securities and Exchange Act of 1934, as amended) asset-backed securities issued on or after January 1, 2006 and like-kind transactions issued prior to January 1, 2006 that are subject to Regulation AB (including transactions subject to Regulation AB by contractual obligation) for which the Company provides trustee, securities administration, paying agent or custodial services, as defined and to the extent applicable in the transaction agreements, other than residential mortgage-backed securities and other mortgage-related asset-backed securities (the Platform), as of and for the twelve months ended December 31, 2021, we confirm, to the best of our knowledge and belief, as of February 28, 2022 the following representations made to you during your examination engagement:

1.	As of and for the twelve months ended December 31, 2021, the Company has complied in all material respects with the applicable servicing criteria set forth in Item 1122(d) of the Securities and Exchange Commission’s Regulation AB, except for Servicing Criteria 1122(d)(1)(iii), 1122(d)(1)(iv), 1122(d)(1)(v), 1122(d)(2)(iii), 1122(d)(4)(iv), 1122(d)(4)(v), 1122(d)(4)(vi), 1122(d)(4)(vii), 1122(d)(4)(viii), 1122(d)(4)(ix), 1122(d)(4)(x), 1122(d)(4)(xi), 1122(d)(4)(xii), 1122(d)(4)(xiii), 1122(d)(4)(xiv) and 1122(d)(4)(xv), which the Company has determined are not applicable to the activities it performs with respect to the Platform as of and for the twelve months ended December 31, 2021 (the Applicable Servicing Criteria) for the Platform. The Company is under contract to perform the activities required by servicing criterion 1122(d)(4)(iii), but there were no occurrences of events that required the Company to perform such activities as of and for the twelve months ended December 31, 2021.

Appendix A to this letter identifies the individual asset-backed transactions and securities defined by management as constituting the Platform.

2.	All relevant matters are reflected in our assessment of compliance and assertion of compliance with the Applicable Servicing Criteria for the Platform.

3.	All known matters contradicting our compliance or assertion of compliance with the Applicable Servicing Criteria for the Platform and any communication from regulatory agencies, internal auditors, other practitioners or others affecting our compliance or assertion of compliance with the Applicable Servicing Criteria for the Platform have been disclosed to you, including communications received between the end of the period addressed in the written assertion of compliance and the date of the examination report.

February 28, 2022

4.	We acknowledge our responsibility for:

a.	Our compliance and assertion of compliance with the Applicable Servicing Criteria for the Platform;

b.	Selecting the Applicable Servicing Criteria and determining the Platform used in our assessment of compliance with the Applicable Servicing Criteria, including the individual asset-backed transactions and securities defined by management as constituting the Platform;

c.	Determining that Applicable Servicing Criteria and the Platform used in our assessment of compliance with the Applicable Servicing Criteria are appropriate for our purposes; and

d.	Establishing and maintaining effective internal control over compliance with the Applicable Servicing Criteria for the Platform.

5.	We have performed an assessment of the Company’s compliance with the Applicable Servicing Criteria for the Platform.

6.	Any known events subsequent to the period in our assertion of compliance with the Applicable Servicing Criteria for the Platform being reported on that would have a material effect on our compliance or assertion of compliance with the Applicable Servicing Criteria for the Platform have been disclosed to you.

7.	We have provided you with all relevant information and access related to our compliance and assertion of compliance with the Applicable Servicing Criteria for the Platform.

8.	We have disclosed to you all known noncompliance with the Applicable Servicing Criteria for the Platform. In addition, we have disclosed to you any known noncompliance occurring subsequent to December 31, 2021 up to and including the date of the examination report.

9.	We believe the effects of instances of noncompliance considered not to be material instances of noncompliance are immaterial, individually and in the aggregate, to our compliance and assertion of compliance with Applicable Servicing Criteria for the Platform, if applicable.

10.	We have disclosed to you all deficiencies in internal control over compliance of which we are aware.

11.	There have been no instances of any actual, suspected, or alleged fraud or noncompliance with laws or regulations affecting our compliance or assertion of compliance with the Applicable Servicing Criteria for the Platform.

12.	With respect to criterion 1122(d)(4)(i), for certain transactions in the Platform the Trustor (as such term is defined in the related transaction agreements) may direct the Trustee (as such term is defined in the related transaction agreements) to file, or cause to be filed, all filings identified by the Trustor to be necessary to maintain the effectiveness of any original filings identified by the Trustor to be necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee’s security interest in or lien on the Underlying Securities (as such term is defined in the related transaction agreements). As of and for the twelve months ended December 31, 2021, the Company was not instructed by any Trustors to perform such activities. Absent the receipt of instruction from a Trustor to perform such activities, the Company’s responsibility for criterion 1122(d)(4)(i) for the Platform is solely with regard to the manner of holding trust assets and investment of trust assets in eligible investments and the Company does not have any duties as to the original UCC filing and any continuations to perfect the security interest unless instructed to do so by other parties in the transaction agreement.

February 28, 2022

13.	With respect to Applicable Servicing Criterion 1122(d)(2)(vi), we have assumed responsibility for the activities of Broadridge Financial Solutions, Inc. In assuming this responsibility, we confirm that:

a.	Broadridge Financial Solutions Inc. is not a “servicer” as defined in Item 1101(j) of Regulation AB.

b.	We are responsible for having, and have, policies and procedures in place designed to provide reasonable assurance that Broadridge Financial Solutions Inc.’s activities comply in all material respects with the Applicable Servicing Criterion applicable to Broadridge Financial Solutions, Inc. and for the operating effectiveness of those policies and procedures.

c.	We are solely responsible for determining that we meet the SEC requirements to apply the SEC’s Compliance and Disclosure Interpretation, 200.06, Vendors Engaged by Servicers (C&DI 200.06) for Broadridge Financial Solutions Inc. and related Applicable Servicing Criterion as described above.

d.	We have performed an assessment of our policies and procedures in place designed to provide reasonable assurance that Broadridge Financial Solutions Inc.’s activities comply in all material respects with the Applicable Servicing Criterion applicable to Broadridge Financial Solutions Inc., including the operating effectiveness of those policies and procedures.

e.	We have disclosed to you any material noncompliance by Broadridge Financial Solutions Inc. with the Applicable Servicing Criterion applicable to Broadridge Financial Solutions Inc. that we identified or about which we are aware.

f.	We have disclosed all material deficiencies in our policies and procedures in place designed to provide reasonable assurance that Broadridge Financial Solutions Inc.’s activities comply in all material respects with the Applicable Servicing Criterion applicable to Broadridge Financial Solutions Inc. during the twelve months ended December 31, 2021.

February 28, 2022

Very truly yours,

The Bank of New York Mellon	BNY Mellon Trust of Delaware

/s/ Carlos Lima	/s/ William D. Lindelof
Carlos Lima	William D. Lindelof
Authorized Signatory	Authorized Signatory

The Bank of New York Mellon Trust

Company, N.A.

/s/ Antonio I. Portuondo
Antonio I. Portuondo
Authorized Signatory

February 28, 2022

Appendix A

Asset-backed Transactions and Securities Constituting the Platform

Ally Auto Receivable Trust 2017-4
Ally Auto Receivable Trust 2017-5
Ally Auto Receivables Trust 2017-3
Ally Auto Receivables Trust 2018-1
Ally Auto Receivables Trust 2018-2
Ally Auto Receivables Trust 2018-3
Ally Auto Receivables Trust 2019-1
Ally Auto Receivables Trust 2019-2
Ally Auto Receivables Trust 2019-3
Ally Auto Receivables Trust 2019-4
American Express Credit Account Master Trust 2017-2 Class A
American Express Credit Account Master Trust 2017-2 Class B
American Express Credit Account Master Trust 2017-5 Class A
American Express Credit Account Master Trust 2017-5 Class B
American Express Credit Account Master Trust 2017-7 Class A
American Express Credit Account Master Trust 2017-7 Class B
American Express Credit Account Master Trust 2018-2 Class A
American Express Credit Account Master Trust 2018-2 Class B
American Express Credit Account Master Trust 2018-3 Class A
American Express Credit Account Master Trust 2018-3 Class B
American Express Credit Account Master Trust 2018-4 Class A
American Express Credit Account Master Trust 2018-4 Class B
American Express Credit Account Master Trust 2018-5 Class A
American Express Credit Account Master Trust 2018-5 Class B
American Express Credit Account Master Trust 2018-6 Class A
American Express Credit Account Master Trust 2018-6 Class B
American Express Credit Account Master Trust 2018-7 Class A
American Express Credit Account Master Trust 2018-7 Class B
American Express Credit Account Master Trust 2018-8 Class A
American Express Credit Account Master Trust 2018-8 Class B
American Express Credit Account Master Trust 2018-9 Class A
American Express Credit Account Master Trust 2018-9 Class B
American Express Credit Account Master Trust 2019-1 Class A
American Express Credit Account Master Trust 2019-1 Class B
American Express Credit Account Master Trust 2019-2 Class A
American Express Credit Account Master Trust 2019-2 Class B

February 28, 2022

American Express Credit Account Master Trust 2019-3 Class A
American Express Credit Account Master Trust 2019-3 Class B
American Express Credit Account Master Trust 2019-4 Class A
American Express Credit Account Master Trust 2019-4 Class B
American Express Credit Account Master Trust 2021-1 Class A
American Express Credit Account Master Trust 2021-1 Class B
AmeriCredit Automobile Receivables Trust 2016-4, Class C
AmeriCredit Automobile Receivables Trust 2016-4, Class D
AmeriCredit Automobile Receivables Trust 2017-1 Class C
AmeriCredit Automobile Receivables Trust 2017-1 Class D
AmeriCredit Automobile Receivables Trust 2017-4 Class B
AmeriCredit Automobile Receivables Trust 2017-4 Class C
AmeriCredit Automobile Receivables Trust 2017-4 Class D
AmeriCredit Automobile Receivables Trust 2018-1 Class B
AmeriCredit Automobile Receivables Trust 2018-1 Class C
AmeriCredit Automobile Receivables Trust 2018-1 Class D
AmeriCredit Automobile Receivables Trust 2018-1 Class A3
AmeriCredit Automobile Receivables Trust 2019-1 Class B
AmeriCredit Automobile Receivables Trust 2019-1 Class C
AmeriCredit Automobile Receivables Trust 2019-1 Class D
AmeriCredit Automobile Receivables Trust 2019-1 Class A3
AmeriCredit Automobile Receivables Trust 2019-2 Class A2a
AmeriCredit Automobile Receivables Trust 2019-2 Class A2b
AmeriCredit Automobile Receivables Trust 2019-2 Class A3
AmeriCredit Automobile Receivables Trust 2019-2 Class B
AmeriCredit Automobile Receivables Trust 2019-2 Class C
AmeriCredit Automobile Receivables Trust 2019-2 Class D
AmeriCredit Automobile Receivables Trust 2020-2 Class A3
AmeriCredit Automobile Receivables Trust 2020-2 Class B
AmeriCredit Automobile Receivables Trust 2020-2 Class C
AmeriCredit Automobile Receivables Trust 2020-2 Class D
AmeriCredit Automobile Receivables Trust 2020-2 Class A2a
AmeriCredit Automobile Receivables Trust 2020-2 Class A2b
AmeriCredit Automobile Receivables Trust 2020-3 Class A1
AmeriCredit Automobile Receivables Trust 2020-3 Class A2
AmeriCredit Automobile Receivables Trust 2020-3 Class A3
AmeriCredit Automobile Receivables Trust 2020-3 Class B
AmeriCredit Automobile Receivables Trust 2020-3 Class C
AmeriCredit Automobile Receivables Trust 2020-3 Class D

February 28, 2022

AmeriCredit Automobile Receivables Trust 2021-3 Class B
AmeriCredit Automobile Receivables Trust 2021-3 Class C
AmeriCredit Automobile Receivables Trust 2021-3 Class A1
AmeriCredit Automobile Receivables Trust 2021-3 Class A2
AmeriCredit Automobile Receivables Trust 2021-3 Class A3
BA Credit Card Trust 2018-1 Class A
BA Credit Card Trust 2018-2 Class A
BA Credit Card Trust 2018-3 Class A
BA Credit Card Trust 2019-1 Class A
BA Credit Card Trust 2020-1 Class A
BA Credit Card Trust 2021-1 Class A
Capital Auto Receivables Asset Trust 2015-4
Capital Auto Receivables Asset Trust 2017-1
Capital Auto Receivables Asset Trust 2018-1
Capital Auto Receivables Asset Trust 2018-2
Capital Auto Receivables Asset Trust 2018-2
Capital Auto Receivables Asset Trust 2018-3
Capital One Multi-Asset Execution Trust 2015-4 Class A
Capital One Multi-Asset Execution Trust 2016-2 Class A
Capital One Multi-Asset Execution Trust 2016-5 Class A
Capital One Multi-Asset Execution Trust 2016-7 Class A
Capital One Multi-Asset Execution Trust 2017-2 Class A
Capital One Multi-Asset Execution Trust 2017-3 Class A
Capital One Multi-Asset Execution Trust 2017-5 Class A
Capital One Multi-Asset Execution Trust 2017-6 Class A
Capital One Multi-Asset Execution Trust 2018-1 Class A
Capital One Multi-Asset Execution Trust 2018-2 Class A
Capital One Multi-Asset Execution Trust 2019-1 Class A
Capital One Multi-Asset Execution Trust 2019-2 Class A
Capital One Multi-Asset Execution Trust 2019-3 Class A
Capital One Multi-Asset Execution Trust 2021-1 Class A
Capital One Multi-Asset Execution Trust 2021-2 Class A
Capital One Multi-Asset Execution Trust 2021-3 Class A
Capital One Prime Auto Receivables Trust (COPAR) 2019-2 Class A
Capital One Prime Auto Receivables Trust (COPAR) 2020-1 Class A-D
Capital One Prime Auto Receivables Trust 2019-1
CHASE ISSUANCE TRUST 2012-1
CHASE ISSUANCE TRUST 2012-10
CHASE ISSUANCE TRUST 2012-2

February 28, 2022

CHASE ISSUANCE TRUST 2012-3
CHASE ISSUANCE TRUST 2012-4
CHASE ISSUANCE TRUST 2012-5
CHASE ISSUANCE TRUST 2012-6
CHASE ISSUANCE TRUST 2012-7
CHASE ISSUANCE TRUST 2012-8
CHASE ISSUANCE TRUST 2012-9
Consumers Securitization Funding LLC 2014-A, Class A2
Consumers Securitization Funding LLC 2014-A, Class A3
Duke Energy Carolinas NC Storm Funding LLC
Duke Energy Progress NC Storm Funding LLC
ELIRF 2011 Class A1
Entergy 2007-1
Entergy 2009-1 Class A3
Fifth Third Auto Trust 2017-1 Class A2a
Fifth Third Auto Trust 2017-1 Class A2b
Fifth Third Auto Trust 2017-1 Class A3
Fifth Third Auto Trust 2017-1 Class A4
Ford Credit Auto Owner Trust 2018-A Class A3
Ford Credit Auto Owner Trust 2018-A Class A4
Ford Credit Auto Owner Trust 2018-B Class A-3
Ford Credit Auto Owner Trust 2018-B Class A-4
Ford Credit Auto Owner Trust 2019-A Class B
Ford Credit Auto Owner Trust 2019-A Class A2a
Ford Credit Auto Owner Trust 2019-A Class A2b
Ford Credit Auto Owner Trust 2019-A Class A3
Ford Credit Auto Owner Trust 2019-A Class A4
Ford Credit Auto Owner Trust 2019-A Class C
Ford Credit Auto Owner Trust 2019-B Class A2a
Ford Credit Auto Owner Trust 2019-B Class A2b
Ford Credit Auto Owner Trust 2019-B Class A3
Ford Credit Auto Owner Trust 2019-B Class A4
Ford Credit Auto Owner Trust 2019-B Class B
Ford Credit Auto Owner Trust 2019-B Class C
Ford Credit Auto Owner Trust 2019-C Class A2a
Ford Credit Auto Owner Trust 2019-C Class A2b
Ford Credit Auto Owner Trust 2019-C Class A3
Ford Credit Auto Owner Trust 2019-C Class A4
Ford Credit Auto Owner Trust 2019-C Class B

February 28, 2022

Ford Credit Auto Owner Trust 2019-C Class C
Ford Credit Auto Owner Trust 2020-A Class B
Ford Credit Auto Owner Trust 2020-A Class C
Ford Credit Auto Owner Trust 2020-A Class A2
Ford Credit Auto Owner Trust 2020-A Class A3
Ford Credit Auto Owner Trust 2020-A Class A4
Ford Credit Auto Owner Trust 2020-B Class B
Ford Credit Auto Owner Trust 2020-B Class C
Ford Credit Auto Owner Trust 2020-B Class A2
Ford Credit Auto Owner Trust 2020-B Class A3
Ford Credit Auto Owner Trust 2020-B Class A4
Ford Credit Auto Owner Trust 2020-C Class A1
Ford Credit Auto Owner Trust 2020-C Class A2
Ford Credit Auto Owner Trust 2020-C Class A3
Ford Credit Auto Owner Trust 2020-C Class A4
Ford Credit Auto Owner Trust 2020-C Class B
Ford Credit Auto Owner Trust 2020-C Class C
Ford Credit Auto Owner Trust 2021-A Class A1
Ford Credit Auto Owner Trust 2021-A Class A2
Ford Credit Auto Owner Trust 2021-A Class A3
Ford Credit Auto Owner Trust 2021-A Class A4
Ford Credit Auto Owner Trust 2021-A Class B
Ford Credit Auto Owner Trust 2021-A Class C
Ford Credit Floor Plan Master Owner Trust 2017-3 Class A
Ford Credit Floor Plan Master Owner Trust 2017-3 Class B
Ford Credit Floor Plan Master Owner Trust 2018-1 Class A
Ford Credit Floor Plan Master Owner Trust 2018-1 Class A2
Ford Credit Floor Plan Master Owner Trust 2018-1 Class B
Ford Credit Floor Plan Master Owner Trust 2018-2 Class A
Ford Credit Floor Plan Master Owner Trust 2018-2 Class B
Ford Credit Floor Plan Master Owner Trust 2018-3 Class A1
Ford Credit Floor Plan Master Owner Trust 2018-3 Class A2
Ford Credit Floor Plan Master Owner Trust 2018-4 Class A
Ford Credit Floor Plan Master Owner Trust 2019-1 Class A
Ford Credit Floor Plan Master Owner Trust 2019-1 Class B
Ford Credit Floor Plan Master Owner Trust 2019-2 Class A
Ford Credit Floor Plan Master Owner Trust 2019-2 Class B
Ford Credit Floor Plan Master Owner Trust 2019-3 Class A1
Ford Credit Floor Plan Master Owner Trust 2019-3 Class A2

February 28, 2022

Ford Credit Floor Plan Master Owner Trust 2019-3 Class B
Ford Credit Floor Plan Master Owner Trust 2019-4 Class A
Ford Credit Floor Plan Master Owner Trust 2019-4 Class B
Ford Credit Floor Plan Master Owner Trust 2020-1 Class A1
Ford Credit Floor Plan Master Owner Trust 2020-1 Class A2
Ford Credit Floor Plan Master Owner Trust 2020-1 Class B
Ford Credit Floor Plan Master Owner Trust 2020-1 Class C
Ford Credit Floor Plan Master Owner Trust 2020-1 Class D
Ford Credit Floor Plan Master Owner Trust 2020-2 Class A
Ford Credit Floor Plan Master Owner Trust 2020-2 Class B
Ford Credit Floor Plan Master Owner Trust 2020-2 Class C
Ford Credit Owner Trust 2017-B Class A4
Ford Credit Owner Trust 2017-B Class B
Ford Credit Owner Trust 2017-C Class B
Ford Credit Owner Trust 2017-C Class C
Ford Credit Owner Trust 2017-C Class A3
Ford Credit Owner Trust 2017-C Class A4
GE Dealer Floorplan Master Note Trust 2015-2, Class A
GM Financial Consumer Automobile Receivables Trust 2018-3 Class B
GM Financial Consumer Automobile Receivables Trust 2018-3 Class C
GM Financial Consumer Automobile Receivables Trust 2018-3 Class A-3
GM Financial Consumer Automobile Receivables Trust 2018-3 Class A-4
GM Financial Consumer Automobile Receivables Trust 2018-4 Class A-3
GM Financial Consumer Automobile Receivables Trust 2018-4 Class A-4
GM Financial Consumer Automobile Receivables Trust 2018-4 Class B
GM Financial Consumer Automobile Receivables Trust 2018-4 Class C
GM Financial Consumer Automobile Receivables Trust 2019-1 Class C
GM Financial Consumer Automobile Receivables Trust 2019-1 Class A3
GM Financial Consumer Automobile Receivables Trust 2019-1 Class A4
GM Financial Consumer Automobile Receivables Trust 2019-2 Class C
GM Financial Consumer Automobile Receivables Trust 2019-2 Class A3
GM Financial Consumer Automobile Receivables Trust 2019-2 Class A4
GM Financial Consumer Automobile Receivables Trust 2019-2 Class B
GM Financial Consumer Automobile Receivables Trust 2020-1 Class B
GM Financial Consumer Automobile Receivables Trust 2020-1 Class C
GM Financial Consumer Automobile Receivables Trust 2020-1 Class A2a
GM Financial Consumer Automobile Receivables Trust 2020-1 Class A3
GM Financial Consumer Automobile Receivables Trust 2020-1 Class A4
GM Financial Consumer Automobile Receivables Trust 2020-2 Class A2a

February 28, 2022

GM Financial Consumer Automobile Receivables Trust 2020-2 Class A2b
GM Financial Consumer Automobile Receivables Trust 2020-2 Class A3
GM Financial Consumer Automobile Receivables Trust 2020-2 Class A4
GM Financial Consumer Automobile Receivables Trust 2020-2 Class B
GM Financial Consumer Automobile Receivables Trust 2020-2 Class C
GM Financial Consumer Automobile Receivables Trust 2021-1 Class A1
GM Financial Consumer Automobile Receivables Trust 2021-1 Class A2
GM Financial Consumer Automobile Receivables Trust 2021-1 Class A3
GM Financial Consumer Automobile Receivables Trust 2021-1 Class A4
GM Financial Consumer Automobile Receivables Trust 2021-1 Class B
GM Financial Consumer Automobile Receivables Trust 2021-1 Class C
GM Financial Consumer Automobile Receivables Trust 2021-2 Class A1
GM Financial Consumer Automobile Receivables Trust 2021-2 Class A2
GM Financial Consumer Automobile Receivables Trust 2021-2 Class A3
GM Financial Consumer Automobile Receivables Trust 2021-2 Class A4
GM Financial Consumer Automobile Receivables Trust 2021-2 Class B
GM Financial Consumer Automobile Receivables Trust 2021-2 Class C
GM Financial Consumer Automobile Receivables Trust 2021-3 Class A1
GM Financial Consumer Automobile Receivables Trust 2021-3 Class A2
GM Financial Consumer Automobile Receivables Trust 2021-3 Class A3
GM Financial Consumer Automobile Receivables Trust 2021-3 Class A4
GM Financial Consumer Automobile Receivables Trust 2021-3 Class B
GM Financial Consumer Automobile Receivables Trust 2021-4 Class A1
GM Financial Consumer Automobile Receivables Trust 2021-4 Class A2
GM Financial Consumer Automobile Receivables Trust 2021-4 Class A3
GM Financial Consumer Automobile Receivables Trust 2021-4 Class A4
GM Financial Consumer Automobile Receivables Trust 2021-4 Class B
GM Financial Consumer Automobile Receivables Trust 2021-4 Class C
GM Financial Consumer Automobile Receivables Trust Class B
Harley Davidson 2019-A
Harley Davidson 2020-A
Honda Auto Receivable Owner Trust 2017-4
Honda Auto Receivable Owner Trust 2018-2
Honda Auto Receivable Owner Trust 2018-3
Honda Auto Receivable Owner Trust 2018-4
Honda Auto Receivable Owner Trust 2019-1
Honda Auto Receivable Owner Trust 2019-2
Honda Auto Receivable Owner Trust 2019-3
Honda Auto Receivable Owner Trust 2019-4 Class A1

February 28, 2022

Honda Auto Receivable Owner Trust 2019-4 Class A2
Honda Auto Receivable Owner Trust 2019-4 Class A3
Honda Auto Receivable Owner Trust 2019-4 Class A4
Honda Auto Receivable Owner Trust 2020-1
Honda Auto Receivable Owner Trust 2020-2 Class A1
Honda Auto Receivable Owner Trust 2020-2 Class A2
Honda Auto Receivable Owner Trust 2020-2 Class A3
Honda Auto Receivable Owner Trust 2020-2 Class A4
Honda Auto Receivable Owner Trust 2020-3 Class A1
Honda Auto Receivable Owner Trust 2020-3 Class A2
Honda Auto Receivable Owner Trust 2020-3 Class A3
Honda Auto Receivable Owner Trust 2020-3 Class A4
Honda Auto Receivable Owner Trust 2021-1 Class A1
Honda Auto Receivable Owner Trust 2021-1 Class A2
Honda Auto Receivable Owner Trust 2021-1 Class A3
Honda Auto Receivable Owner Trust 2021-1 Class A4
Honda Auto Receivable Owner Trust 2021-2 Class A1
Honda Auto Receivable Owner Trust 2021-2 Class A2
Honda Auto Receivable Owner Trust 2021-2 Class A3
Honda Auto Receivable Owner Trust 2021-2 Class A4
Honda Auto Receivable Owner Trust 2021-3
Honda Auto Receivable Owner Trust 2021-4
JCP&L 2006-A
KeyCorp 2006-A
Origen Manufacturing Housing Contract Trust 2006-A
Origen Manufacturing Housing Contract Trust 2007-A
PG&E Recovery Funding LLC Recovery Bonds Series 2021-A
PPLUS 2006 RRD-1
PSNH Funding LLC 3 2018-1 Class A1
PSNH Funding LLC 3 2018-1 Class A2
PSNH Funding LLC 3 2018-1 Class A3
SCE Recovery Funding LLC Senior Secured Recovery Bonds, Series 2021-A
Senior Secured Nuclear Asset-Recovery Bonds, Series 2016A
SLM Private Credit Loan Trust 2007-A
SLM Private Credit Student Loan Trust 2006-A
SLM Private Credit Student Loan Trust 2006-B
SLM Private Credit Student Loan Trust 2006-C
South Bend Receivables Trust
South Bend Receivables Trust 2019-1

February 28, 2022

South Bend Receivables Trust 2019-2
South Bend Receivables Trust 2020-1
South Bend Receivables Trust 2021-1
South Bend Receivables Trust 2021-2
STRATS Allstate 2006-3
STRATS Goldman Sachs 2006-2
STRATS P&G 2006-1
Synchrony (GE) Credit Card Master Note Trust 2015-1, Class A/B/C
Synchrony (GE) Credit Card Master Note Trust 2015-4, Class A
Synchrony (GE) Credit Card Master Note Trust 2016-2, Class A
Synchrony (GE) Credit Card Master Note Trust 2017 - 1 Class A
Synchrony (GE) Credit Card Master Note Trust 2017 - 1 Class B
Synchrony (GE) Credit Card Master Note Trust 2017 - 1 Class C
Synchrony (GE) Credit Card Master Note Trust 2017 - 1 Class D
Synchrony (GE) Credit Card Master Note Trust 2017 - 2 Class A
Synchrony (GE) Credit Card Master Note Trust 2017 - 2 Class B
Synchrony (GE) Credit Card Master Note Trust 2017 - 2 Class C
Synchrony (GE) Credit Card Master Note Trust 2017 - 2 Class D
Synchrony (GE) Credit Card Master Note Trust 2018-1 Class B
Synchrony (GE) Credit Card Master Note Trust 2018-1 Class C
Synchrony (GE) Credit Card Master Note Trust 2018-2 Classes A/B/C
Synchrony Card Issuance Trust 2018-1 Class A
Synchrony Card Issuance Trust 2019-1 Class A
Synchrony Card Issuance Trust 2019-2 Class A
Tranche A
World Omni Auto Receivable Trust 2014-B Class A1
World Omni Auto Receivable Trust 2014-B Class A2a
World Omni Auto Receivable Trust 2014-B Class A2b
World Omni Auto Receivable Trust 2014-B Class A3
World Omni Auto Receivable Trust 2014-B Class A4
World Omni Auto Receivable Trust 2015-A Class A1
World Omni Auto Receivable Trust 2015-A Class A2a
World Omni Auto Receivable Trust 2015-A Class A2b
World Omni Auto Receivable Trust 2015-A Class A4
World Omni Auto Receivable Trust 2019-A Class B
World Omni Auto Receivable Trust 2019-A Class C
World Omni Auto Receivable Trust 2019-A Class A1
World Omni Auto Receivable Trust 2019-A Class A2
World Omni Auto Receivable Trust 2019-A Class A3
World Omni Auto Receivable Trust 2019-A Class A4